UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2006

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

3450 East Miraloma Avenue
Anaheim, CA	92806-2101
(Address of principal executive offices)	(Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)
☐ Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))
☐ Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 28, 2006, Pacific Sunwear of California, Inc. (the “Company”) elected to extend the employment agreement between the Company and Seth R. Johnson, Chief Executive Officer, for an additional one-year period ending October 31, 2007. The full text of the Company’s notification to Mr. Johnson regarding this election is included as Exhibit 99.1 to this report and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
99.1	Notice of Election to Extend Employment Agreement, dated July 28, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2006	Pacific Sunwear of California, Inc.

/s/ GERALD M. CHANEY

Gerald M. Chaney
Sr. Vice President, Chief Financial
Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Notice of Election to Extend Employment Agreement, dated July 28, 2006.